Exhibit 99.1
Micrus Endovascular UK Limited (formerly Neurologic UK Limited)
Financial Statements as at and for the year ended 31 December 2004
Contents

Report of independent auditors	1
Profit and loss account	2
Balance sheet	3
Cash flow statement	4
Notes to the financial statements	5

Micrus Endovascular UK Limited
Report of independent auditors
To the board of directors and shareholders of Micrus Endovascular UK Limited:
In our opinion, the accompanying balance sheet and the related profit and loss account and cash flows present fairly, in all material respects, the financial position of Micrus Endovascular UK Limited at 31 December 2004, and the results of its operations and its cash flows for the year ended 31 December 2004, in conformity with accounting principles generally accepted in the United Kingdom. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 13 to the financial statements.
PricewaterhouseCoopers LLP
Sheffield, United Kingdom
6 December 2005

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Micrus Endovascular UK Limited
Profit and loss account
for the year ended 31 December 2004

	Note	2004
		£’000

Turnover	1	2,537
Cost of sales		(1,651)

Gross profit		886
Distribution costs		(4)
Administrative expenses		(433)

Operating profit	2	449
Interest payable and similar charges		(1)

Profit on ordinary activities before taxation		448
Tax on profit on ordinary activities	3	(109)

Profit for the financial year		339
Dividends	4	(334)

Retained profit for the financial year		5

The company has no recognised gains and losses other than as shown above and therefore no separate statement of total recognised gains and losses has been presented.
All items dealt with in arriving at operating profit above relate to continuing operations.
There is no difference between the profit on ordinary activities before taxation and the retained profit for the year stated above and their historical cost equivalents.

The notes form an integral part of these financial statements	2

Micrus Endovascular UK Limited
Balance sheet
as at 31 December 2004

		2004
	Note	£’000

Current assets
Stock — goods held for resale		357
Debtors	5	447
Cash in hand		1

		805
Creditors: amounts falling due within one year	6	(799)

Net current assets		6

Total assets less current liabilities		6

Capital and reserves
Called up share capital	7	-
Profit and loss reserve		6

Total shareholders’ funds	8	6

These financial statements were approved by the board of directors on 5 December 2005 and were signed on its behalf by:

Director	Director

The notes form an integral part of these financial statements	3

Cash flow statement
for the year ended 31 December 2004

	Note		2004
		£’000	£’000

Net cash inflow from operating activities	9		351
Interest paid		(1)

Returns on investment and servicing of finance			(1)
Equity dividends paid to shareholders			(292)

Decrease in debt in period	10/11		58

The notes form an integral part of these financial statements	4

Micrus Endovascular UK Limited
Notes to the financial statements for the year ended 31 December 2004
1  Accounting policies
Basis of preparation
The financial statements have been prepared on the going concern basis, under the historical cost convention, and in accordance with applicable accounting standards in the United Kingdom. The Company changed its name from Neurologic UK Limited to Micrus Endovascular UK Limited on 20 September 2005 (see Note 14). These financial statements present the financial position of the Company as at 31 December 2004 and the results of its operations for the year ended 31 December 2004.
These financial statements have not been prepared under section 226 of the Companies Act 1985. Financial statements that have been prepared in accordance with section 226 of the Companies Act 1985 are available from the Registrar at Companies House.
Statement of directors’ responsibilities
The directors are responsible for preparing relevant financial statements for the Company as at 31 December 2004 and for the year ended 31 December 2004, in conformity with generally accepted accounting principles in the United Kingdom with a reconciliation to generally accepted accounting principles in the United States of America.
The directors are responsible for keeping proper accounting records that disclose with reasonable accuracy at any time the financial position of the Company, and for identifying and ensuring that the Company complies with the law and regulations applicable to its activities. They are also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.
The directors confirm that suitable accounting policies have been used and applied consistently for the year. They also confirm that reasonable and prudent judgements and estimates have been made in preparing the financial statements and that applicable accounting standards have been followed.
Turnover
Turnover represents amounts invoiced to customers, excluding value added tax. Revenue from product sales is recognised upon despatch to the customer. Where consignment stock arrangements are in place, revenue is recognised upon notification by the customer that the product has been withdrawn from consignment.
Stock
Stock is valued at the lower of purchase cost and net realisable value, after making due allowance for obsolete and slow moving items.
Related party expenses
These financial statements include recharges of certain expenses from UK Medical Limited which incurred costs on behalf of the Company, as detailed in note 12 below. The recharges relate to specific costs incurred by UK Medical Limited on behalf of the Company. These

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Micrus Endovascular UK Limited
financial statements do not include allocation of indirect corporate overheads from UK Medical Limited or S. Price Limited, the ultimate parent of UK Medical Limited, as the Company considers that such costs are not reasonably attributable to the business. Management believes that the allocation methodology used is reasonable, and such costs included in these financial statements reflect all costs of doing business.
Taxation
Taxation has been calculated on the basis that the Company is a stand-alone entity
Foreign currencies
Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into account in arriving at the operating result.
Pensions
The company operates a defined contribution pension scheme. Contributions payable for the year are charged to the profit and loss account as they fall due.

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Micrus Endovascular UK Limited
2  Operating profit
The operating profit is stated after charging:

2004
£’000
Pension costs	3

Directors’ emoluments and other benefits	32

The number of directors to whom retirement benefits were accruing was as follows:
Money purchase schemes	1

3 Taxation

2004
£’000

Current Tax:
UK corporation tax on the profit for the year	109

The tax assessed for the period is higher than the standard rate of corporation tax in the UK (23.75%). The differences are explained below:

2004
£’000

Profit on ordinary activities before taxation	448

Profit on ordinary activities multiplied by standard rate in the UK	106
23.75%
Effects of:
Expenses not deductible for tax purposes	3

Current tax charge for the period	109

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Micrus Endovascular UK Limited
4  Dividends

2004
£’000

Ordinary A shares of £1 each
Dividends paid	146
Dividends proposed	21
Ordinary B shares of £1 each
Dividends paid	146
Dividends proposed	21

334

5  Debtors — amounts falling due within one year

2004
£’000

Trade debtors	443
Other debtors	4

447

6  Creditors — amounts falling due within one year

2004
£’000

Bank loans and overdrafts (see below)	8
Trade creditors	346
Other creditors	291
Taxation and social security	42
Corporation tax	109
Accrued expenses	3

799

The bank overdraft is secured by a fixed and floating charge over the current and future assets of the company.

8

Micrus Endovascular UK Limited
7  Called up share capital

2004
£

Authorised
1,000 ordinary A shares of £1 each	1,000
1,000 ordinary B shares of £1 each	1,000

2,000

Allotted, issued and fully paid
1,000 ordinary A shares of £1 each	50
1,000 ordinary B shares of £1 each	50

100

The rights of the A and B ordinary shares are identical other than for dividends which are payable to each class of share at the discretion of the Directors.
8  Reconciliation of movements in equity shareholders’ funds

2004
£

Profit for the financial period	339
Dividend	(334)
Equity shareholders’ funds at 1 January	1

Equity shareholders’ funds at 31 December	6

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Micrus Endovascular UK Limited
9  Reconciliation of operating profit to net cash flow from operating activities

2004
£’000

Operating profit	449
Increase in stocks	(122)
Increase in debtors	(182)
Increase in creditors	206

Net cash flow	351

10  Reconciliation of net cash flow to movement in net debt

2004
£’000

Increase in cash in the period	58

Change in net debt resulting from cash flows	58
Movement in net debt in the period
Net debt at 31 December 2003	(65)

Net debt at 31 December 2004	(7)

11  Analysis of changes in net debt

	At 1	Cash flow	Other non	At 31
	January		cash	December
	2004		changes	2004
	£’000	£’000	£’000	£’000

Cash at bank and in hand	—	1	—	1
Debt due within 1 year	(65)	57	—	(8)

Total	(65)	58	—	(7)

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Micrus Endovascular UK Limited
12  Related party transactions
The directors of the company during the year, and for the period to 20th September 2005 (refer to note 14) were Mr J Mackenzie, and Mr M N Ellis. The directors are also directors of UK Medical Limited. Mr Mackenzie is a director and shareholder in S. Pace Limited, the ultimate holding company of UK Medical Limited.
During the period UK Medical Limited provided administrative services and made overhead recharges to the company amounting to £261,387. Included in Other Creditors is £246,677 due to that company.
UK Medical Limited provides accounting, customer support and stock management services to the Company. Expenses incurred by UK Medical Limited are allocated based on management’s estimate of resources used, and include but are not limited to staff costs, rent and other accommodation costs, insurance and legal and professional fees. These costs are charged to Administrative expenses.
13  Summary of differences between UK and US generally accepted accounting principles
The Company prepares its financial statements in accordance with generally accepted accounting principles in the United Kingdom (“UK GAAP”) which differs in certain significant respects from those generally accepted in the United States of America (“US GAAP”). The significant differences that affect retained profit for the period and shareholder’s funds of the Company are set forth below:
Reconciliation of profit for the financial year from U.K. GAAP TO U.S. GAAP

	Note	2004
		£’000

Profit for the financial year under UK GAAP		339

Net income under US GAAP		339

Reconciliation of shareholders funds from U.K. GAAP TO U.S. GAAP

	Note		2004
			£’000

Shareholders’ funds under UK GAAP			6
US GAAP adjustments:
Proposed dividend	(a	)	42

Total shareholders’ funds under US GAAP			48

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Micrus Endovascular UK Limited
Summary statement of cash flows

	Note	2004
		£’000

Set out below is a summary of the consolidated statements of cash	(b)
flows under US GAAP:
Net cash provided by operating activities		350
Net cash used in financing activities		(349)

Net increase in cash and cash equivalents		1
Cash and cash equivalents at beginning of period		—

Cash and cash equivalents at end of period		1

Notes
a) Proposed dividend
Under UK GAAP, dividends paid and proposed are shown as an appropriation of the current year’s earnings. Proposed dividends, including those which are recommended after the balance sheet date which are treated as an adjusting post balance sheet event, are provided on the basis of recommendation by the directors and are subject to subsequent approval by shareholders.
Under US GAAP, dividends are recorded in the period in which they are approved by the shareholders.
b) Cash flow statement
Under UK GAAP, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, acquisitions and disposals, equity dividends paid and management of liquid resources and financing. Under UK GAAP, all interest is treated as part of returns on investments and servicing of finance.
Under US GAAP, only three categories of cash flow activity are reported: operating, investing and financing. Cash flows from taxation and servicing of finance shown under UK GAAP are included as operating activities under US GAAP. Capital expenditure and financial investment and acquisitions and disposals are included as investing activities under US GAAP. Cash flows associated with bank overdrafts, short-term borrowing and providing owners with a return on their investment are included under financing activities and changes arising from the management of liquid resources are treated as either financing activities, investing activities or as an activity within cash and cash equivalents under US GAAP.

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Micrus Endovascular UK Limited
c) Financial statement presentation
Balance sheet presentation
The balance sheet prepared in accordance with UK GAAP differs in certain respects from US GAAP. Under UK GAAP, current assets are netted against current liabilities in the balance sheet whereas US GAAP requires the separate presentation of total assets and total liabilities. UK GAAP requires assets to be presented in ascending order of the liquidity, whereas under US GAAP assets are presented in descending order of liquidity. In addition, current assets under UK GAAP include amounts that fall due after more than one year. Under US GAAP, such assets would be reclassified as non-current assets.
14 Subsequent events
On 20th September 2005, the entire share capital of Neurologic UK Limited was acquired by Micrus Endovascular Corporation, a company domiciled in the United States of America, and the principal supplier to the company. After the purchase of the company, the name was changed from Neurologic UK Limited to Micrus Endovascular UK Limited.

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